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                                                                   Exhibit 10.38

                               Dime Bancorp, Inc.
                             Officer Incentive Plan

                  As Amended and Restated Effective as of July 24, 1997

            1. Establishment and Purpose of the Plan. This Officer Incentive Plan (the "Plan") was established to further the financial success of Dime Bancorp, Inc. (the "Company"), by providing incentive compensation to certain officers of the company or any of its subsidiaries or affiliates whereby they can share in achieving and sustaining such success. The Plan also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives. The Plan is made up of two parts, the Dime Bancorp, Inc. Senior Management Incentive Plan, and the Dime Bancorp, Inc. Middle Management Incentive Plan (the "Underlying Plans"). The terms of the Underlying Plans are governed by separate documents which, together with this document, govern the terms of this Officer Incentive Plan.

            2. Administration of the Plan. The Plan (and each of its parts) shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). (Prior to May 25, 1994, the Committee under the Plan was the Compensation Committee of the Board of Directors of The Dime Savings Bank of New York, FSB). Except as may otherwise be provided under the terms of either Underlying Plan, the Committee shall have the authority, in its discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and each of the Underlying Plans.

            3. Effective Date and Term of the Plan. The Plan became effective as of January 1, 1992. Prior to May 25, 1994 the Plan was known as The Dime Savings Bank of New York, FSB Officer Incentive Plan, and all references in the Plan to Dime Bancorp, Inc. or to the Company referred to The Dime Savings Bank of New York, FSB.

            4. Amendment and Termination of the Plan. The Board of Directors of the Company or the Committee may at any time alter, amend, suspend or terminate this Plan or any of the Underlying Plans. However, no such action, amendment, suspension or termination of the Plan shall, without any Plan participant's consent, alter or impair any rights or obligations with respect to any awards granted to a participant under the Plan.
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                               DIME BANCORP, INC.
                        SENIOR MANAGEMENT INCENTIVE PLAN

            1. Establishment and Purpose of the Plan. This Senior Management Incentive Plan (the "Plan"), a part of the Dime Bancorp, Inc. Officer Incentive Plan (the "Officer Incentive Plan") was established to further the financial success of Dime Bancorp, Inc. (the "Company") by providing incentive compensation to certain executive officers and non-executive senior officers of the Company or any of its subsidiaries or affiliates whereby they can share in achieving and sustaining such success. The Plan also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives. As a part of the Officer Incentive Plan, the Plan is subject to the terms of the Officer Incentive Plan.

            2. Eligibility. Persons who shall be eligible for the grant of awards hereunder ("Awards") shall be executive officers and non-executive senior officers of the Company or any of its subsidiaries or affiliates (including members of the Board of Directors of the Company (the "Board") or any of such other entities who are also employees of the Company or any of its subsidiaries or affiliates), who, in the judgement of the Board or the Committee, are in a position to make a substantial contribution to the management, growth and success of the Company and who are designated by the Board or by the Committee to receive awards under the Plan.

            3. Administration of the Plan. The Plan shall be administered by the Committee designated under the terms of the Officer Incentive Plan (the "Committee"). The Committee shall have the authority, in its discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments, if any, evidencing Awards under the Plan. The Committee may amend the terms of any instrument evidencing an Award, but no such amendment may be made in a manner unfavorable to the holder without his or her consent. All decisions, determinations, and interpretations of the Committee shall be binding on all Plan participants. Notwithstanding the foregoing, any decisions with respect to Awards to Executive Officers under the Plan, or modifications of such awards by the Committee, shall be subject to the review of the Board.

            4. Awards Under the Plan. With respect to each year that Awards may be made under the Plan, at such time as is determined in the sole discretion of the Committee, the Committee shall designate those individuals who shall receive awards ("Participants"), and the amount and terms of such Awards (except for Awards to Executive Officers, which shall be determined by the Board in its sole discretion). Awards under the Plan shall be subject to the conditions established in accordance with the provisions of Section 6 below. The amount and terms of Awards may be different for each Participant in the Plan. A Participant may be granted Awards in all years that Awards may be granted under the Plan or in only certain years of the Plan; the grant of an Award in one year of the Plan does not give to any Participant the right to be granted an Award in a later year.
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            5. Effective Date and Term of the Plan. The Plan became effective as of January 1, 1992. Prior to May 25, 1994, the Plan was known as The Dime
Savings Bank of New York, FSB Senior Management Incentive Plan, and all references in the Plan to Dime Bancorp, Inc. or to the Company referred to The Dime Savings Bank of New York, FSB (the "Bank"). Awards may be granted under the Plan at any time prior to the termination of the Plan by the Board or the Committee. The Plan and all outstanding Awards thereunder shall remain in effect until all outstanding Awards have been earned and distributed, have expired or have been cancelled.

            6. Terms of Awards/Performance Goals. Unless determined otherwise by the Committee or the Board, Awards shall be earned by Participants in connection with the attainment of performance goals set by the Committee (or, with respect to Executive Officers, unless otherwise delegated to the Committee, as set by the Board) (the "Performance Goals"). Performance Goals shall relate to a specified period (the "Performance Period") established by the Committee (or, as applicable, the Board), and may relate to one or more of the performance of the Company, a portion of the business of the Company or one or more of its subsidiaries or affiliates, and the Participant. The earning of an Award by a Participant may require satisfaction of a single Performance Goal at the end of the Performance Period, or, to the extent determined by the Committee or the Board, partial satisfaction of a Performance Goal may permit the partial earning of an Award. If, during the course of a Performance Period, there should occur, in the opinion of the Committee (or the Board), significant changes in economic conditions or in the nature of the operations of the Company, or any other pertinent changes which, in the Committee's (or the Board's) judgment, have, or are expected to have, a substantial effect on the relative performance of the Company during such Performance Period, the Committee or the Board may make such adjustment to the Performance Goals as the Committee or the Board may deem appropriate.

            7. Payment of Awards. The amount payable with respect to any Award, which, except as otherwise provided in the Award shall depend on the satisfaction of all or a portion of the Performance Goals established with respect to such Award, shall be determined by the Committee as soon as practicable after the end of the relevant Performance Period. Such amount shall then be payable to the participant in cash, to the extent earned, at such time and in such manner as is determined by the Committee in its sole discretion. Notwithstanding the foregoing, in the event that all of a portion of the Performance Goals with respect to any Award are determined by the Committee to have been earned prior to the end of the Performance Period, the Committee may direct that all or a portion of the amount of the Award earned in connection with such satisfaction of Performance Goals may be paid to a Participant prior to the end of the Performance Period. An Award hereunder may, in the discretion of the Committee (or, in the case of awards to Executive Officers, in the discretion of the Board), provide that amounts are payable to a Participant even if the Participant is no longer employed by the Company or a subsidiary or affiliate of the Company at the end of the Performance Period, on account of retirement, disability, death or other termination of employment; provided, however, that, except as otherwise provided in Section 8 below, in the absence of any such provision, no Participant shall have a right to payment with respect to any Award hereunder in the event the Participant is
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not employed by the Company or a subsidiary or affiliate of the Company at the end of the relevant Performance Period.


            8.    Change in Control.

            (a) Subject to the consent requirements described in this subsection
(a), upon the occurrence of a Change in Control (as defined in subsection (b) below), all Participants who are in service with the Company or any of its subsidiaries or affiliates at the time of the Change in Control, and who may otherwise (if all conditions related to such award were met) be entitled pursuant to an Award under this Plan to receive a target bonus amount for the calendar year in which a Change in Control occurs, shall be entitled to receive not less than a pro-rated portion of such target bonus amount, calculated by multiplying such target bonus amount by a fraction, the numerator of which is the number of days during which the employee was employed by the Company or any of its subsidiaries or affiliates during the calendar year in which the Change in Control occurs and the denominator of which is the number of days in such calendar year. Notwithstanding the foregoing, in the case of a Participant who, as of July 24, 1997, is a participant in the Dime Bancorp, Inc. Voluntary Deferred Compensation Plan (the "Deferred Compensation Plan") and who, as of July 24, 1997, had elected under the Deferred Compensation Plan to receive a distribution of his or her account thereunder upon a change in control, the special Change in Control minimum target bonus payment, as provided in this subsection (a), shall apply only if the Participant has consented, in the form and manner prescribed by the Chief Human Resources Officer of the Company, to the applicability of the amendment to the Deferred Compensation Plan which replaces the change in control provisions thereunder with a revised change in control definition under the Deferred Compensation Plan. Once such consent is provided, no further consent of a Participant shall be required for the special Change in Control minimum target bonus payment provision to remain effective. In the case of a Participant who, as of July 24, 1997, had not elected under the Deferred Compensation Plan to receive a distribution of his or her account thereunder (if any) upon a change in control, the provisions regarding the special Change in Control minimum target bonus payment, as provided in this subsection (a), shall apply without regard to the consent requirements described above.

            (b) For purposes of this Section 8, a "Change in Control" shall mean the occurrence of any of the following events:

            (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

            (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the
      Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an
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      actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended;

            (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected solely to implement a recapitalization of the Company or the Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities;

            (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

            (v) the execution of a binding agreement that if consummated would result in a Change in Control of a type specified in clause (i) or (iii) of this Section 8 (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (iv) of this Section 8 (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Bank of a plan of complete liquidation or dissolution of the Company or
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      the Bank that, if consummated, would result in a Change in Control of a type specified in clause (iv) of this Section 8 (a "Plan of Liquidation"); provided, however, that a Change in Control of the type specified in this clause (v) shall be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement or the adoption of such a Plan of Liquidation only if (A) the Participant's employment is terminated by the Company and its subsidiaries (other than for "cause" (as defined below)) or (B) the Participant terminates his or her employment with the Company and its subsidiaries after the Participant's employer has reduced the Participant's annual salary below that in effect immediately prior to the occurrence of the event described in this clause (v), provided that, in the case of subclauses (A) and (B) of this clause (v), such termination of employment occurs after the occurrence of the event described in this clause (v), but during the remaining term of any applicable employment or change in control agreement between the Participant and the Company or any of its subsidiaries in effect at the time of the occurrence of any such event (or, if later, or if there is no such agreement, within one year after the event described in this clause (v) occurs), and otherwise on or before the earlier of the Abandonment Date or the date the transaction contemplated by any such event, described in this clause (v), is consummated. As used in this
      Section 8, the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (C) the Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal. For purposes of the Plan, "cause" shall mean (except as otherwise provided in a Participant's employment or change in control agreement with the Company or any of its subsidiaries, which definition of "cause" shall then apply), the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform assigned duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

            As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i)
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the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                   9. Treatment under Employment Agreements. With respect to any Participant hereunder who has an employment agreement with the Company or a subsidiary or affiliate thereof, the amount of any Award that was paid, or that would be payable under the Plan (in the event that all relevant Performance Goals have been satisfied and the Participant remains in service until the end of the relevant Performance Period) shall be treated as part of the annual salary of the Participant when determining the amount, if any, of any payments to be made to such Participant pursuant to such employment agreement in connection with a change in control of the Company or any subsidiary or affiliate of the Company.

                   10. Non-Transferability. During a Participant's lifetime, no amount payable pursuant to an Award may be transferable otherwise than by will or the laws of descent and distribution.

                   11. No Guarantee of Employment. Receipt of an Award under this Plan shall not constitute an assurance of continued employment with the Company or any subsidiary or affiliate of the Company for any period.

                   12. Withholding Taxes. The Company (or, as appropriate, a subsidiary or affiliate of the Company) shall have the right to withhold from the amount payable pursuant to an Award, or to withhold from a Participant's salary or other amounts payable to or with respect to the Participant, the appropriate amount of applicable withholding taxes with regard to any Award hereunder to such Participant, or to require the Participant or the representative of the Participant to make arrangements to pay such amount in a manner satisfactory to such entity.

                   13. Government and Other Regulations. All obligations under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. The interpretation of the Plan and the application of any rules implemented hereunder shall be determined solely in accordance with the laws of the State of New York, except to the extent preempted by federal law.

                   14. Unfunded Character of the Plan. The Plan and the Awards established hereunder shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Payment of Awards under the Plan shall be made, as due, from the general assets of the Company. The Company or any of its subsidiaries or affiliates may, in their sole and absolute discretion, establish one or more accounts, funds or trusts to reflect their obligations under this Plan, and may make such investments as they may deem desirable to assist them in meeting such obligations. Any assets held in such accounts,
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funds or trusts shall be subject to claims of the Company's (or, as appropriate, the Company's subsidiary's or affiliate's) creditors, and no person eligible for a benefit under this Plan shall have any right, title or interest in any such assets. This Plan shall constitute solely an unsecured promise by the Company (or, as appropriate, a subsidiary or affiliate) to pay benefits to the extent provided herein. Notwithstanding anything in this Plan to the contrary, the Bank shall be jointly and severally liable for the payment of all benefits payable under the Plan.

                   15. Construction of Language. Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter.

                   16. Amendment and Termination of the Plan. The Plan may at any time be altered, amended, suspended or terminated in accordance with the terms of the Officer Incentive Plan.
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                               DIME BANCORP, INC.
                        MIDDLE MANAGEMENT INCENTIVE PLAN

                   1. Establishment and Purpose of the Plan. This Middle Management Incentive Plan (the "Plan"), a part of the Dime Bancorp, Inc. Officer Incentive Plan (the "Officer Incentive Plan") was established to further the financial success of Dime Bancorp, Inc. (the "Company") by providing incentive compensation to certain non-senior officers of the Company or any of its subsidiaries or affiliates whereby they can share in achieving and sustaining such success. The Plan also provides a means to attract and retain the executive talent needed to achieve the Company's long-term growth and profitability objectives. As a part of the Officer Incentive Plan, the Plan is subject to the terms of the Officer Incentive Plan.

                   2. Eligibility. Persons who shall be eligible for the grant of awards hereunder ("Awards") shall be non-senior officers of the Company or any of its subsidiaries or affiliates (including members of the Board of Directors of the Company (the "Board") or any of such other entities who are also employees of the Company or any of its subsidiaries or affiliates), who, in the judgement of the Committee, are in a position to make a substantial contribution to the management, growth and success of the Company and who are designated by the Committee to receive awards under the Plan.

                   3. Administration of the Plan. The Plan shall be administered by the Committee designated under the terms of the Officer Incentive Plan (the "Committee"). The Committee shall have the authority, in its discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments, if any, evidencing Awards under the Plan. The Committee may amend the terms of any instrument evidencing an Award, but no such amendment may be made in a manner unfavorable to the holder without his or her consent. All decisions, determinations, and interpretations of the Committee shall be binding on all Plan participants.

                   4. Awards Under the Plan. With respect to each year that Awards may be made under the Plan, at such time as is determined in the sole discretion of the Committee, the Committee shall designate those individuals who shall receive awards ("Participants"), and the amount and terms of such Awards. Awards under the Plan shall be subject to the conditions established in accordance with the provisions of Section 6 below. The amount and terms of Awards may be different for each Participant in the Plan; as the Committee may determine such difference may be based on individual considerations, on the tier level to which the Participant has been assigned, or on any combination of such factors. A Participant may be granted Awards in all years that Awards may be granted under the Plan or in only certain years of the Plan; the grant of an Award in one year of the Plan does not give to any Participant the right to be granted an Award in a later year.

                   5. Effective Date and Term of the Plan. The Plan became effective as of January 1, 1992. Prior to May 25, 1994, the Plan was known as The Dime Savings Bank of
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                                       2

New York, FSB Middle Management Incentive Plan, and all references in the Plan to Dime Bancorp, Inc. or to the Company referred to The Dime Savings Bank of New York, FSB (the "Bank"). Awards may be granted under the Plan at any time prior to the termination of the Plan by the Board or the Committee. The Plan and all outstanding Awards thereunder shall remain in effect until all outstanding Awards have been earned and distributed, have expired or have been cancelled.

                   6. Terms of Awards/Performance Goals. Unless determined otherwise by the Committee, Awards shall be earned by Participants in connection with the attainment of performance goals set by the Committee (the "Performance Goals"). Performance Goals shall relate to a specified period (the "Performance Period") established by the Committee, and may relate to one or more of the performance of the Company, a portion of the business of the Company or one or more of its subsidiaries or affiliates, and the Participant. The earning of an Award by a Participant may require satisfaction of a single Performance Goal at the end of the Performance Period, or, to the extent determined by the Committee, partial satisfaction of a Performance Goal may permit the partial earning of an Award. If, during the course of a Performance Period, there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Company, or any other pertinent changes which, in the Committee's judgment, have, or are expected to have, a substantial effect on the relative performance of the Company during such Performance Period, the Committee may make such adjustment to the Performance Goals as the Committee may deem appropriate.

                   7. Payment of Awards. The amount payable with respect to any Award, which, except as otherwise provided in the Award shall depend on the satisfaction of all or a portion of the Performance Goals established with respect to such Award, shall be determined by the Committee as soon as practicable after the end of the relevant Performance Period. Such amount shall then be payable to the participant in cash, to the extent earned, at such time and in such manner as is determined by the Committee in its sole discretion. Notwithstanding the foregoing, in the event that all of a portion of the Performance Goals with respect to any Award are determined by the Committee to have been earned prior to the end of the Performance Period, the Committee may direct that all or a portion of the amount of the Award earned in connection with such satisfaction of Performance Goals may be paid to a Participant prior to the end of the Performance Period. An Award hereunder may, in the discretion of the Committee, provide that amounts are payable to a Participant even if the Participant is no longer employed by the Company or a subsidiary or affiliate of the Company at the end of the Performance Period, on account of retirement, disability, death or other termination of employment; provided, however, that in the absence of any such provision, no Participant shall have a right to payment with respect to any Award hereunder in the event the Participant is not employed by the Company or a subsidiary or affiliate of the Company at the end of the relevant Performance Period.
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                   8.   Change in Control.

                   (a) Subject to the consent requirements described in this subsection (a), upon the occurrence of a Change in Control (as defined in subsection (b) below), all Participants who are in service with the Company or any of its subsidiaries or affiliates at the time of the Change in Control, and who may otherwise (if all conditions related to such award were met) be entitled pursuant to an Award under this Plan to receive a target bonus amount for the calendar year in which a Change in Control occurs, shall be entitled to receive not less than a pro-rated portion of such target bonus amount, calculated by multiplying such target bonus amount by a fraction, the numerator of which is the number of days during which the employee was employed by the Company or any of its subsidiaries or affiliates during the calendar year in which the Change in Control occurs and the denominator of which is the number of days in such calendar year. Notwithstanding the foregoing, in the case of a Participant who, as of July 24, 1997, is a participant in the Dime Bancorp, Inc. Voluntary Deferred Compensation Plan (the "Deferred Compensation Plan") and who, as of July 24, 1997, had elected under the Deferred Compensation Plan to receive a distribution of his or her account thereunder upon a change in control, the special Change in Control minimum target bonus payment, as provided in this subsection (a), shall apply only if the Participant has consented, in the form and manner prescribed by the Chief Human Resources Officer of the Company, to the applicability of the amendment to the Deferred Compensation Plan which replaces the change in control provisions thereunder with a revised change in control definition under the Deferred Compensation Plan. Once such consent is provided, no further consent of a Participant shall be required for the special Change in Control minimum target bonus payment provision to remain effective. In the case of a Participant who, as of July 24, 1997, had not elected under the Deferred Compensation Plan to receive a distribution of his or her account thereunder (if any) upon a change in control, the provisions regarding the special Change in Control minimum target bonus payment, as provided in this subsection (a), shall apply without regard to the consent requirements described above.

                   (b) For purposes of this Section 8, a "Change in Control" shall mean the occurrence of any of the following events:

                   (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

                   (ii) the following individuals cease for any reason to
            constitute a majority of the number of directors then serving as directors of the Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of
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                                       4

            directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended;

                   (iii) there is consummated a merger or consolidation of the
            Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected solely to implement a recapitalization of the Company or the Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities;

                   (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition; or

                   (v) the execution of a binding agreement that if consummated would result in a Change in Control of a type specified in clause
            (i) or (iii) of this Section 8 (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (iv) of this Section 8 (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Bank of a plan of complete liquidation or dissolution of the Company or the Bank that, if consummated, would result in a Change in Control of a type specified in clause (iv) of this Section 8 (a "Plan of Liquidation"); provided, however, that a Change in Control of the type specified in this clause (v) shall be deemed to exist or have occurred as a result of the execution of such Acquisition Agreement or Asset Sale Agreement or the adoption of such a Plan of Liquidation only if (A) the Participant's employment is terminated by the Company and its subsidiaries (other than for "cause" (as defined below)) or (B) the Participant terminates his or her employment with the Company and its subsidiaries after the Participant's employer has reduced the Participant's annual salary below that in effect immediately prior to the occurrence of the event described in this clause (v), provided that, in the case of subclauses (A) and (B) of this clause (v), such termination of employment occurs after the occurrence of the event described in this clause (v), but during the remaining term of any applicable employment or change in control agreement between the Participant and the Company or any of its subsidiaries in effect at the time of the occurrence of any such event (or, if later, or if there is no such agreement, within one year after the event described in this clause (v) occurs), and otherwise on or before the earlier of the Abandonment Date or the date the transaction contemplated by any such event, described in this clause (v), is consummated. As used in this Section 8, the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby, (C) the Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal. For purposes of the Plan, "cause" shall mean (except as otherwise provided in a Participant's employment or change in control agreement with the Company or any of its subsidiaries, which definition of "cause" shall then apply), the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform assigned duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

            As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the

Exchange Act; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                   9. Non-Transferability. During a Participant's lifetime, no amount payable pursuant to an Award may be transferable otherwise than by will or the laws of descent and distribution.

                   10. No Guarantee of Employment. Receipt of an Award under this Plan shall not constitute an assurance of continued employment with the Company or any subsidiary or affiliate of the Company for any period.

                   11. Withholding Taxes. The Company (or, as appropriate, a subsidiary or affiliate of the Company) shall have the right to withhold from the amount payable pursuant to an Award, or to withhold from a Participant's salary or other amounts payable to or with respect to the Participant, the appropriate amount of applicable withholding taxes with regard to any Award hereunder to such Participant, or to require the Participant or the representative of the Participant to make arrangements to pay such amount in a manner satisfactory to such entity.

                   12. Government and Other Regulations. All obligations under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. The interpretation of the Plan and the application of any rules implemented hereunder shall be determined solely in accordance with the laws of the State of New York, except to the extent preempted by federal law.

                   13. Unfunded Character of the Plan. The Plan and the Awards established hereunder shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. Payment of Awards under the Plan shall be made, as due, from the general assets of the Company. The Company or any of its subsidiaries or affiliates may, in their sole and absolute discretion, establish one or more accounts, funds or trusts to reflect their obligations under this Plan, and may make such investments as they may deem desirable to assist them in meeting such obligations. Any assets held in such accounts, funds or trusts shall be subject to claims of the Company's (or, as appropriate, the Company's subsidiary's or affiliate's) creditors, and no person eligible for a benefit under this Plan shall have any right, title or interest in any such assets. This Plan shall constitute solely an unsecured promise by the Company (or, as appropriate, a subsidiary or affiliate) to pay benefits to the extent provided herein. Notwithstanding anything in this Plan to the contrary, the Bank shall be jointly and severally liable for the payment of all benefits payable under the Plan.

                   14. Construction of Language. Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter.

                   15. Amendment and Termination of the Plan. The Plan may at any time be altered, amended, suspended or terminated in accordance with the terms of the Officer Incentive Plan.